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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2004

Sealy Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8738 (Commission File Number)	36-3284147 (IRS Employer Identification No.)
Sealy Drive One Office Parkway Trinity, North Carolina		27370
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (336) 861-3500

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statements.

  Not applicable.

  (b)
  Pro Forma Financial Information.

  Not applicable.

  (c)
  Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated March 17, 2004
99.2	Supplemental Regulation FD Disclosure of Sealy Corporation dated March 17, 2004

Item 9.

Regulation FD Disclosure.

        On March 17, 2004, the Company issued a press release announcing the launch of a proposed offering of notes by its direct subsidiary, Sealy Mattress Company, in a transaction exempt from registration under the Securities Act of 1933, as amended. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

        In addition, attached as Exhibit 99.2 hereto and incorporated by reference herein is a presentation of certain financial information relating to the Company, including certain information relating to its financial results for the three and twelve month periods ended February 29, 2004 and unaudited condensed consolidated pro forma financial information as of and for the fiscal year ended November 30, 2003 giving effect to the Company's pending merger with an affiliate of Kohlberg Kravis Roberts & Co., L.P. and related financing transactions.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sealy Corporation (Registrant)
By:	/s/ JAMES B. HIRSHORN
Name:	James B. Hirshorn
Title:	Chief Financial Officer

Dated: March 17, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 17, 2004*
99.2	Supplemental Regulation FD Disclosure of Sealy Corporation dated March 17, 2004*

*
These exhibits are furnished by the Company and are not "filed" for purposes of Section 18 of the Exchange Act. See Item 9.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9.
SIGNATURE
EXHIBIT INDEX